TRADEMARK LICENSE AGREEMENT

This Agreement is by and between Hallmark Cards, Incorporated (hereinafter referred to as "Hallmark") and Reef's Hallmark Shop (hereinafter referred to as "Licensee").

WHEREAS, Hallmark is the sole and exclusive owner of trademarks and tradenames including the word HALLMARK alone and in combination with the Coronet design, recorded on the principal register of the U.S. Patent Office under Registration nos. 654,790; 787,169; 864,077; and 916,900, among others, and

WHEREAS Licensee desires to use the HALLMARK trademark in conjunction with the operation of its social expression shop located at 694 So. Congress Ave., Palm Springs, FL (complete address - street, city, state and zip code) (hereinafter referred to as the "Shop");

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties hereto agree as follows;

          1. Hallmark hereby grants to Licensee a royalty free license to use the trademark and tradename HALLMARK as part of the Shop's tradename in the following manner and no other - Reef's 's Hallmark Shop (or Synonym) - and in addition, to use the HALLMARK trademark in other appropriate ways for the promotion and sale of Hallmark products at the Shop.

          2. Licensee, for itself, its heirs, administrators, successors and assigns, does hereby absolutely grant, bargain, convey and assign unto Hallmark any and all legal and equitable right, title and interest, both tangible and intangible, which it has or may hereafter acquire in the HALLMARK trademark, including but not limited to any goodwill hereinafter generated or created by it or anyone acting or claiming under it.

          3. The license herein granted shall not extend to any use of the trademark as a part of a corporate name or in connection with any other business it operates at any other location and further said license herein granted shall be terminable by Hallmark, at any time, by the giving to Licensee of 30 days written notice.

          4.   The license herein granted may not be transferred or assigned and
               all  rights   granted   herein  shall  revert  to  Hallmark  upon
               termination of this agreement.

          5. In connection with Licensee's operation of the Shop, Licensee will:

           (a) use its best efforts to promote and maintain the goodwill of the HALLMARK trademark and image;

           (b) maintain a sufficient inventory and display of the range of HALLMARK products to enable the public the opportunity to purchase the same, so as not to mislead or deceive the public as to the availability of HALLMARK products in your store;

           (c)  maintain its store premises in a neat and orderly fashion;

           (d) instruct sales clerks and employees in a manner sufficient to familiarize them with the HALLMARK product line so as to be able to respond to customer inquiries;

           (e) not directly or indirectly disparage the HALLMARK product line or use bait and switch selling techniques to a customer who indicates interest in HALLMARK products or otherwise engage in deceptive advertising or selling violative of the provisions of section 5 of the Federal Trade Commission Act;

           (f)  maintain   HALLMARK   products  as  its  primary  product  line,
                provided, however, that Licensee is not otherwise restricted from the inventory and sale of competing product lines.

     6. Licensee shall display Hallmark's trademarks in conformity with the rules for such use as Hallmark may, from time to time, promulgate in order to protect the quality image and reputation which those trademarks presently enjoy. Any rules now or hereafter promulgated by Hallmark shall be considered a part of this agreement and Licensee hereby agrees to be bound by said rules. Attached as Exhibit A to this agreement are the current rules regarding the use of the HALLMARK trademark.

     7. Licensee will, from time to time, submit to Hallmark, samples of advertising material, letterheads, etc. for determination that its use of the HALLMARK trademark is, in Hallmark's judgment, correct.

     8. This agreement supersedes all prior oral or written representations and constitutes the entire understanding between Licensee and Hallmark with respect to the use of the HALLMARK trademark; in connection with Licensee's operation of the shop and may be modified only in writing.

     9. This agreement shall be subject to and construed in accordance with the laws of the state of Missouri and shall become effective upon execution by Hallmark in Kansas City, Missouri.

     10. Licensee acknowledges that Hallmark is not its partner, joint venturer or franchisor and that the relationship between Licensee and Hallmark is not a franchise relationship and that no fee is payable for this license and that Licensee is not required to follow any specific merchandising plan.

     11. Licensee shall have the right to terminate this agreement by giving Hallmark 30 days written notice of its intent to do so. Said written notice shall be placed in the United States mail, certified mail-return receipt requested, addressed to Hallmark Cards, Incorporated, in care of Sales Information Center - 340, P.O. Box 419580, Kansas City, Missouri 64141-6580.

     12. This agreement shall automatically terminate on the occurrence of the following: (1) termination of Licensee's right to occupy the premises with respect to which the license herein has been granted or (2) the closing of the Licensee's account with Hallmark.

     13. In the event this license is terminated, for any reason by either party, licensee hereby agrees to immediately cease using the HALLMARK trademark and all other trademarks owned by Hallmark and to remove, destroy or otherwise obliterate any sign, placard, poster, stationery, banner, advertising, merchandise bag or lettering which utilizes the HALLMARK trademark, or any part thereof, by the date upon which the termination becomes effective. Licensee further agrees to permit Hallmark the right to enter premises to ensure that the foregoing has been completed upon Hallmark's first giving Licensee reasonable advance notice. Licensee further acknowledges and agrees that its failure to immediately cease the use of the HALLMARK trademark upon revocation of the license herein granted will result in irreparable harm or injury to Hallmark.

     14. Licensee agrees that, prior to displaying any sign containing the "Hallmark" trademark on the interior or exterior of the shop, it shall obtain Hallmark's approval of same by submitting an appropriate application in writing to Hallmark.

IN WITNESS WHEREOF, the parties hereof have executed this agreement in duplicate.

               HALLMARK CARDS, INCORPORATED

               By /s/ illegible
                 ---------------------------------------------------------------
                  TO BE SIGNED AT HALLMARK CORPORATE HEADQUARTERS / DATE

      SOLE PROPRIETORSHIP                     PARTNERSHIP                     CORPORATION
                                                                        Ellwell Store's Inc.
                                                                        DBA Reef's Hallmark Shop
     ----------------------            --------------------------     ---------------------------
       SIGNATURE / DATE                      SIGNATURE / DATE             (NAME OF CORPORATION)

                                                                      By  /s/ Roy C. Ellwell           5-17-87
                                       --------------------------        ------------------------      ------------
                                             SIGNATURE / DATE               SIGNATURE / TITLE              DATE

                                                                      By  /s/ Kim A. Ellwell, V.P.     5-18-87
                                       --------------------------        ------------------------      ------------
                                             SIGNATURE / DATE               SIGNATURE / TITLE              DATE


Agreement is not effective until approved and executed by Hallmark Cards, Incorporated in Kansas City, Missouri.

                           SCHEDULE TO EXHIBIT 10.13



Identification of Substantially Identical Trademark Assignment and License Agreements

1. ASSIGNMENT AND LICENSE AGREEMENT made as of April 28, 1982, by and among HALLMARK CARDS, INC., A Missouri corporation, STONE'S SHOP, INC., an Illinois corporation.

2. TRADEMARK ASSIGNMENT AND LICENSE AGREEMENT made as of July 18, 1984, by and among HALLMARK CARDS, INC., a Missouri corporation, STONE'S SHOP, INC., an Illinois corporation.

3. TRADEMARK ASSIGNMENT AND LICENSE AGREEMENT made as of August 13, 1984 by and among HALLMARK CARDS, INC., a Missouri corporation, STONE'S SHOP, INC., an Illinois corporation.

4.  TRADEMARK  LICENSE  AGREEMENT made as of May 14, 1985, by and among HALLMARK
CARDS,   INC.,  a  Missouri   corporation,   STONE'S  SHOP,  INC.,  an  Illinois
corporation.

5. TRADEMARK SUBLICENSE AGREEMENT made as of September 1, 1992, by and among HALLMARK MARKETING CORPORATION (the Sublicensor), a Missouri corporation, STONE'S SHOPS, INC. (the Sublicensee), an Illinois corporation.

6. TRADEMARK  SUBLICENSE  AGREEMENT by and among HALLMARK MARKETING  CORPORATION
(the   Sublicensor),   a  Missouri   corporation,   STONE'S  SHOPS,   INC.  (the
Sublicensee), an Illinois corporation.